                                                                     Exhibit 24


                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ J. Gary Cooper
                                                     ------------------------
                                                     J. Gary Cooper

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.




                                                     /s/ Robert J. Darnall
                                                     ----------------------
                                                     Robert J. Darnall

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ Roy G. Dorrance
                                                     ----------------------
                                                     Roy G. Dorrance

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ Charles R. Lee
                                                     ----------------------
                                                     Charles R. Lee

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ Paul E. Lego
                                                     ----------------------
                                                     Paul E. Lego

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ John F. McGillicuddy
                                                     ------------------------
                                                     John F. McGillicuddy

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ Dan D. Sandman
                                                     ----------------------
                                                     Dan D. Sandman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ Seth E. Schofield
                                                     ----------------------
                                                     Seth E. Schofield

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ John W. Snow
                                                     ----------------------
                                                     John W. Snow

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ John P. Surma, Jr.
                                                     ----------------------
                                                     John P. Surma, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ Thomas J. Usher
                                                     ----------------------
                                                     Thomas J. Usher

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned does hereby make, constitute and appoint Thomas
J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2002.



                                                     /s/ Douglas C. Yearley
                                                     ----------------------
                                                     Douglas C. Yearley